EXHIBIT 99      Certification Pursuant to Title  18,  United
          States Code, Section 1350, as Adopted Pursuant  to
          Section 906 Of The Sarbanes-Oxley Act Of 2002




In connection with the Annual Report of Medical Staffing Solutions, Inc. ("Medical Staffing Solutions") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly P. Jones, President and Chief Executive Officer of Medical Staffing Solutions, and I, Nicole M. Jones, Vice-President and Controller of Medical Staffing Solutions, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report  fully complies with the  requirements  of
  Section 13(a) or 15(d) of the Securities Exchange  Act  of
  1934; and

2.     The   information  contained  in  the  Report  fairly
  presents, in all material respects, the financial condition and results of operations of Medical Staffing Solutions


Date: March 24, 2003

/s/ Kelly P. Jones
----------------------
Kelly P. Jones
President and Chief Executive Officer


Date: March 24, 2003

/s/ Nicole M. Jones
-----------------------
Nicole M. Jones
Vice-President and Controller